EXHIBIT 10.28

FIRST AMENDMENT
TO
CREDIT AGREEMENT
dated as of
December 16, 2022
among

MURPHY OIL CORPORATION,
MURPHY EXPLORATION & PRODUCTION COMPANY – INTERNATIONAL,
and
MURPHY OIL COMPANY LTD.,
as Borrowers
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent,
and
THE LENDERS PARTY HERETO

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    FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”) dated as of December 16, 2022 is among MURPHY OIL CORPORATION, a Delaware corporation (the “Company”), MURPHY EXPLORATION & PRODUCTION COMPANY – INTERNATIONAL, a Delaware corporation (“Expro-Intl.”), MURPHY OIL COMPANY LTD., a Canadian corporation (“MOCL” and, together with the Company and Expro-Intl., collectively, the “Borrowers”); the undersigned Guarantors; JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and the undersigned Lenders.
R E C I T A L S
A.    The Borrowers, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of November 17, 2022 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit available to the Borrowers.
B.    The Borrowers have requested and the undersigned Administrative Agent and Lenders have agreed, subject to the terms and conditions set forth herein, to amend certain provisions of the Credit Agreement as set forth herein.
C.    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement (as amended hereby). Unless otherwise indicated, all references to Sections and Articles in this First Amendment refer to Sections and Articles of the Credit Agreement.
Section 2.    Amendments to Credit Agreement.
2.1    Amendment to Schedule 2.05. Schedule 2.05 is hereby amended and restated in its entirety to read as set forth on Schedule 2.05 to this First Amendment.
Section 3.    Conditions Precedent. This First Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 10.02 of the Credit Agreement) (the “First Amendment Effective Date”):
3.1    The Administrative Agent, the Lenders and the Lead Arrangers shall have received all fees and other amounts due and payable to each such Person on or prior to the First Amendment Effective Date, including to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrowers pursuant to the Credit Agreement (including, without limitation, the fees and expenses of Paul Hastings LLP, as special counsel to the Administrative Agent).

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3.2    The Administrative Agent shall have received from the Required Lenders and the Obligors, counterparts of this First Amendment signed on behalf of such Persons.
3.3    The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.
3.4    No Default shall have occurred and be continuing.
The Administrative Agent is hereby authorized and directed to declare the occurrence of the First Amendment Effective Date when it has received documents confirming compliance with the conditions set forth in this Section 3 or the waiver of such conditions as agreed to by the Lenders pursuant to Section 10.02(b) of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to this First Amendment for all purposes. For purposes of determining compliance with the conditions specified in this Section 3, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received written notice from such Lender prior to the proposed First Amendment Effective Date specifying its objection thereto.
Section 4.    Miscellaneous.
4.1    Confirmation. The provisions of the Credit Agreement, as amended by this First Amendment, shall remain in full force and effect following the effectiveness of this First Amendment.
4.2    Ratification and Affirmation; Representations and Warranties. Each Borrower and each Guarantor (each, an “Obligor”) hereby: (a) acknowledges the terms of this First Amendment; (b) acknowledges, ratifies and affirms its obligations and continued liability under, the Credit Agreement and the other Loan Documents to which it is party and agrees that the Credit Agreement remains in full force and effect, except as expressly amended hereby, after giving effect to the amendments and waivers contained herein; (c) agrees that the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import, as used in the Credit Agreement, shall, unless the context otherwise requires, refer to the Credit Agreement, as amended hereby, and the term “Credit Agreement” as used in the other Loan Documents shall mean the Credit Agreement, as amended hereby; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this First Amendment: (i) all of the representations and warranties contained in the Credit Agreement are true and correct, unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall continue to be true and correct as of such earlier date and (ii) no Default has occurred and is continuing.
4.3    Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this First Amendment by telecopy, emailed pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this First Amendment.

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4.4    NO ORAL AGREEMENT. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.
4.5    GOVERNING LAW. THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND EACH BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE CREDIT AGREEMENT OR THIS FIRST AMENDMENT, OR FOR THE RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THE CREDIT AGREEMENT OR THIS FIRST AMENDMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THE CREDIT AGREEMENT OR THIS FIRST AMENDMENT AGAINST ANY BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
4.6    Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
4.7    Loan Document. This First Amendment is a “Loan Document” as defined and described in the Credit Agreement, and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.
4.8    Severability. Any provision of this First Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

BORROWERS:

MURPHY OIL CORPORATION

By:
Name:    Leyster Jumawan
Title:    Vice President and Treasurer

MURPHY EXPLORATION & PRODUCTION COMPANY – INTERNATIONAL

By:
Name:    Leyster Jumawan
Title:    Vice President and Treasurer

MURPHY OIL COMPANY LTD.

By:
Name:    Leyster Jumawan
Title:    Vice President and Treasurer

GUARANTORS:

MURPHY EXPLORATION & PRODUCTION COMPANY

By:
Name:    Leyster Jumawan
Title:    Vice President and Treasurer

MURPHY EXPLORATION & PRODUCTION COMPANY – USA

By:
Name:    Leyster Jumawan
Title:    Vice President and Treasurer

SIGNATURE PAGE – FIRST AMENDMENT TO CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as Administrative Agent, an Issuing Bank and a Lender

By:
Name:
Title:

SIGNATURE PAGE – FIRST AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A., as a Lender and an Issuing Bank

By:
Name:
Title:

SIGNATURE PAGE – FIRST AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA MEXICO, S.A., INSTITUCIÓN DE BANCA MÚLTIPLE,
as an Issuing Bank

By:
Name:
Title:
SIGNATURE PAGE – FIRST AMENDMENT TO CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA,
HOUSTON BRANCH, as a Lender and an
Issuing Bank

By:
Name:
Title:

SIGNATURE PAGE – FIRST AMENDMENT TO CREDIT AGREEMENT

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender and an Issuing Bank

By:
Name:
Title:

SIGNATURE PAGE – FIRST AMENDMENT TO CREDIT AGREEMENT

MUFG BANK, LTD., as a Lender and an Issuing Bank

By:
Name:
Title:
SIGNATURE PAGE – FIRST AMENDMENT TO CREDIT AGREEMENT

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:
Name:
Title:
SIGNATURE PAGE – FIRST AMENDMENT TO CREDIT AGREEMENT

CADENCE BANK, as a Lender

By:
Name:
Title:
SIGNATURE PAGE – FIRST AMENDMENT TO CREDIT AGREEMENT

REGIONS BANK, as a Lender

By:
Name:
Title:
SIGNATURE PAGE – FIRST AMENDMENT TO CREDIT AGREEMENT

STANDARD CHARTERED BANK, as a Lender

By:
Name:
Title:

SIGNATURE PAGE – FIRST AMENDMENT TO CREDIT AGREEMENT

Schedule 2.05
to Credit Agreement
EXISTING LETTERS OF CREDIT

Issuing Bank	Alias	Pricing Option	Facility/Borrower	Current Amount	Original Amount	CCY	Effective Date	Adjusted Expiry
Bank of America, N.A.	BOA SB100613/18	Standby Letter of Credit	R/C COMM/Murphy EXPRO- Intl for Murphy SUR	27,242,985.00	37,181,197.50	USD	04/03/2018	04/03/2023
Bank of America, N.A.	BOA SB100682/22	Standby Letter of Credit	R/C COMM/Murphy EXPRO- Intl for Murphy SUR	26,265,000.00	26,265,000.00	USD	07/21/2022	07/21/2023
Bank of America, N.A.	BOA 68174771	Standby Letter of Credit	R/C COMM/MP GOM of Mexico, LLC	400,000.00	400,000.00	USD	02/10/2021	01/21/2023
Bank of Nova Scotia	OSB69755 HOU	Standby Letter of Credit	R/C COMM/Murphy Oil Corporation	2,575,000.00	2,575,000.00	USD	04/16/2021	04/16/2023
Bank of Nova Scotia	OSB74437 GWS	Standby Letter of Credit	R/C COMM/Murphy Canada Ltd.	1,500,000.00	1,500,000.00	CAD	12/03/2021	12/02/2023

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